Exhibit 10.8

Execution Version

THIRD AMENDMENT TO SECURED PROMISSORY NOTE

This THIRD AMENDMENT TO SECURED PROMISSORY NOTE (this “Agreement”), dated as of September 6, 2023, is made by and among Wheels Up Experience Inc., a Delaware corporation (the “Borrower”), each Guarantor and Delta Air Lines, Inc. (the “Payee”).

PRELIMINARY STATEMENTS:

(1)            The Borrower and the Payee are party to that certain Secured Promissory Note, dated as of August 8, 2023 (as amended by that certain First Amendment to Secured Promissory Note, dated as of August 15, 2023, as further amended by that certain Second Amendment to Secured Promissory Note, dated as of August 21, 2023, as and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Note;

(2)            The Borrower has requested amendments to the Note and the Payee has agreed to such amendments; and

(3)            In consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

section 1.            Amendments to Note.

(a)            The total quantum of the Note as set forth in the opening paragraph thereof (and in the line above such paragraph) shall be amended from “FORTY FIVE MILLION DOLLARS ($45,000,000)” to “SIXTY MILLION DOLLARS ($60,000,000)”.

(b)            Section 1(a) of the Note is hereby amended and restated in its entirety as set forth below:

“The Borrower hereby covenants and promises to pay to the Payee the aggregate unpaid principal amount of the loan advances made to the Borrower under this Note, together with interest thereon calculated in accordance with the provisions of this Note. Subject to the terms and conditions of this Note and upon satisfaction of the conditions set forth in the closing checklist attached hereto as Exhibit B, the Payee agrees to advance the Borrower a loan or loans in the aggregate original principal amount of $60,000,000.

Subject to the satisfaction of the conditions set forth in the closing checklist attached hereto as Exhibit B, on August 9, 2023 the Payee will advance to the Borrower a loan in the aggregate original principal amount of $10,000,000 and, thereafter, until August 11, 2023 (inclusive), the Borrower may request, and the Payee agrees to make, an additional loan advance on any day; provided that, (i) the aggregate principal amount of such additional loan may not exceed the amount by which “Ending WUP Cash” is less than “Accrued Liabilities” (in each case, as set forth in and in accordance with the cash flow forecast delivered to the Payee on the immediately preceding Business Day (which such forecast shall be in form and substance substantially consistent with the cash flow forecast previously circulated between Borrower and Payee on or prior to the date hereof)) as of 5:00 p.m. New York time on the immediately preceding Business Day, (ii) there shall be no more than 3 advances in total and (iii) the aggregate original principal amount of all such advances shall not exceed $15,000,000.

On the First Amendment Effective Date (as defined in that certain First Amendment to Secured Promissory Note, dated as of August 15, 2023, made by and among the Borrower, each Guarantor, and the Payee (the “First Amendment”)) and subject to the conditions to effectiveness thereunder or the Business Day immediately following the First Amendment Effective Date, (i) upon request by the Borrower to the Payee, the Payee will advance in a single draw to the Borrower a loan in the aggregate original principal amount of $10,000,000 (such funding date, the “First Amendment Funding Date”) and (ii) as of the First Amendment Funding Date, the aggregate outstanding original principal amount of all advances under this Note shall be $25,000,000.

On or after the Second Amendment Effective Date (as defined in that certain Second Amendment to Secured Promissory Note, dated as of August 21, 2023, made by and among the Borrower, each Guarantor, and the Payee (the “Second Amendment”)) and subject to the occurrence thereof pursuant to the conditions to effectiveness thereunder and until August 25, 2023 (or such later date agreed to by the Payee in its sole discretion), upon request by the Borrower to the Payee for a draw in a specified amount and the Payee’s approval of such draw, the Payee will advance to the Borrower a loan in such approved amount; provided that, (i) the aggregate principal amount of all such additional loans may not exceed $20,000,000 and (ii) there shall be no more than 3 advances in total.

On the Third Amendment Effective Date (as defined in that certain Third Amendment to Secured Promissory Note, dated as of September 6, 2023, made by and among the Borrower, each Guarantor, and the Payee (the “Third Amendment”)) and subject to the conditions to effectiveness thereunder or the Business Day immediately following the Third Amendment Effective Date, (i) upon request by the Borrower to the Payee, the Payee will advance in a single draw to the Borrower a loan in the aggregate original principal amount of $15,000,000 (such funding date, the “Third Amendment Funding Date”) and (ii) as of the Third Amendment Funding Date, the aggregate outstanding original principal amount of all advances under this Note shall be $60,000,000.

The loan advances made by the Payee pursuant to this Section 1(a) shall be sent by wire transfer of immediately available funds directly from the Payee to an account designated by the Borrower.”

section 2.            Representations and Warranties. The Borrower and each Guarantor represent and warrant that as of the Third Amendment Effective Date:

(a)            the execution, delivery and performance of this Agreement by the Borrower and each Guarantor is within such Obligor’s power and have been duly authorized by all necessary action on the part of the Borrower and each Guarantor;

(b)            this Agreement has been duly executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

2

(c)            the execution, delivery and performance by the Borrower and each Guarantor of this Agreement (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (1) such as have been obtained or made and are in full force and effect, (2) filings necessary to perfect Liens created by the Loan Documents and (3) consents, approvals, registrations, filings, permits or actions the failure to obtain or perform which would not reasonably be expected to result in a Material Adverse Effect, (ii) will not violate or require consent not obtained under the organizational documents of any such Obligor and (iii) will not violate any Applicable Law except, individually or in the aggregate, where it would not reasonably be expected to result in a Material Adverse Effect;

(d)            the representations and warranties made by the Borrower and each Guarantor set forth in Section 4 of the Note (it being understood that with respect to each Guarantor, each of the representations and warranties set forth in Section 4 of the Note are applicable to such Guarantor fully as though such Guarantor were a party thereto) are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the Third Amendment Effective Date with the same effect as though made on and as of such date, except to the extent that such representation or warranty expressly relates to an earlier date in which case such representations and warranties are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) as of such earlier date; and

(e)            no Default or Event of Default has occurred and is continuing or would result after giving effect to this Agreement and the other transactions contemplated hereby.

section 3.            Conditions to Effectiveness on Third Amendment Effective Date. The effectiveness of this Amendment is subject solely to the satisfaction or waiver by the Payee of each of the following conditions (the date on which such conditions are satisfied or waived, the “Third Amendment Effective Date”, which date is September 6, 2023)

(a)            The Payee shall have received (i) from the Borrower, (ii) from each Guarantor, and (iii) from the Payee duly executed counterparts of this Agreement; and

(b)            Payee (or its counsel) shall have received a certificate of the Borrower and each of the Guarantors, dated as of the Third Amendment Effective Date, certifying as to the accuracy of Sections 2(d) and (e) hereof and that there have been no changes to the documents delivered previously by the Obligors pursuant to that certain Omnibus Secretary’s Certificate dated as of August 15, 2023 other than as provided in that certain Supplemental Incumbency Certificate dated as of August 24, 2023.

section 4.            Costs, Expenses. As provided in Section 17 of the Note, the Borrower agrees to reimburse the Payee for all reasonable and documented out-of-pocket expenses (including the reasonable and documented out of pocket fees, charges and disbursements of one (1) counsel to the Payee) in connection with the preparation, negotiation, execution, delivery, filing and administration of this Agreement.

3

section 5.            Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Payee and when the Payee shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (PDF or TIFF format) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

section 6.            Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

section 7.            Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

section 8.            Entire Agreement. This Agreement, together with the Note and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

section 9.            Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

section 10.            WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

4

section 11.            Reaffirmation. Each Obligor, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Obligor grants liens or security interests in its property or otherwise acts as a guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Note and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any Security Document as security for or otherwise guaranteed the Obligations, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each Obligor hereby consents to this Amendment and acknowledges that the Note, as amended hereby, and each other Loan Document remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Payee, constitute a waiver of any provision of the Note or any other Loan Document or serve to effect a novation of the Obligations.

section 12.            No Novation. By its execution of this Agreement, each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation, but, rather, a supplement of a pre-existing indebtedness and related agreement, as evidenced by the Note.

section 13.            References. Reference in any of this Amendment, the Note or any other Loan Document to the Note shall be a reference to the Note as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrower:

WHEELS UP EXPERIENCE INC.

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Interim Chief Executive Officer and Chief Financial Officer

[Signature Page to Third Amendment]

Guarantors:

WHEELS UP PARTNERS HOLDINGS LLC

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Chief Financial Officer

[Signature Page to Third Amendment]

WHEELS UP PARTNERS LLC

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Chief Financial Officer

[Signature Page to Third Amendment]

CIRCADIAN AVIATION LLC

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Chief Financial Officer

[Signature Page to Third Amendment]

MOUNTAIN AVIATION, LLC

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Chief Financial Officer

[Signature Page to Third Amendment]

STERLING AVIATION, LLC

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Chief Financial Officer

[Signature Page to Third Amendment]

TRAVEL MANAGEMENT COMPANY, LLC

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Chief Financial Officer

[Signature Page to Third Amendment]

WHEELS UP PRIVATE JETS LLC

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Chief Financial Officer

[Signature Page to Third Amendment]

AIR PARTNER LLC

By:	/s/ MARK BRIFFA
Name:	Mark Briffa
Title:	President

[Signature Page to Third Amendment]

KENYON INTERNATIONAL EMERGENCY SERVICES LLC

By:	/s/ MARK BRIFFA
Name:	Mark Briffa
Title:	President

[Signature Page to Third Amendment]

APEX AP MIDCO INC.

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Director and Authorized Signatory

[Signature Page to Third Amendment]

APEX KENYON MIDCO INC.

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Director and Authorized Signatory

[Signature Page to Third Amendment]

AVIANIS SYSTEMS LLC

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Chief Financial Officer

[Signature Page to Third Amendment]

CINCINNATI AVIATION SERVICES LLC

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Chief Financial Officer

[Signature Page to Third Amendment]

HIRE UP TALENT SERVICES LLC

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Chief Financial Officer

[Signature Page to Third Amendment]

TWC AVIATION SERVICES, LLC

By:	/s/ LAURA HELTEBRAN
Name:	Laura Heltebran
Title:	Chief Legal Officer

[Signature Page to Third Amendment]

TMC UP HOLDINGS LLC

By:	/s/ LAURA HELTEBRAN
Name:	Laura Heltebran
Title:	Chief Legal Officer

[Signature Page to Third Amendment]

TRAVEL MANAGEMENT COMPANY INTERMEDIATE HOLDINGS, LLC

By:	/s/ LAURA HELTEBRAN
Name:	Laura Heltebran
Title:	Chief Legal Officer

[Signature Page to Third Amendment]

TRAVEL MANAGEMENT COMPANY INTERMEDIATE HOLDINGS II, LLC

By:	/s/ LAURA HELTEBRAN
Name:	Laura Heltebran
Title:	Chief Legal Officer

[Signature Page to Third Amendment]

TRAVEL MANAGEMENT COMPANY HOLDINGS, LLC

By:	/s/ LAURA HELTEBRAN
Name:	Laura Heltebran
Title:	Chief Legal Officer

[Signature Page to Third Amendment]

AIRCRAFT HOLDING COMPANY ONE, LLC

By:	/s/ LAURA HELTEBRAN
Name:	Laura Heltebran
Title:	Chief Legal Officer

[Signature Page to Third Amendment]

AIRCRAFT CHARTER COMPANY TWO, LLC

By:	/s/ LAURA HELTEBRAN
Name:	Laura Heltebran
Title:	Chief Legal Officer

[Signature Page to Third Amendment]

AIRCRAFT CHARTER COMPANY THREE, LLC

By:	/s/ LAURA HELTEBRAN
Name:	Laura Heltebran
Title:	Chief Legal Officer

[Signature Page to Third Amendment]

WHEELS UP BLOCKER SUB LLC

By:	/s/ LAURA HELTEBRAN
Name:	Laura Heltebran
Title:	Chief Legal Officer and Secretary

[Signature Page to Third Amendment]

WHEELS UP MIP LLC

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Chief Financial Officer

[Signature Page to Third Amendment]

WHEELS UP MIP RI LLC

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Chief Financial Officer

[Signature Page to Third Amendment]

WHEELS UP TOA HOLDINGS LLC

By:	/s/ TODD L. SMITH
Name:	Todd L. Smith
Title:	Chief Financial Officer

[Signature Page to Third Amendment]

PAYEE:	DELTA AIR LINES, INC.

	By:	/s/ KENNETH W. MORGE II
	Name:	Kenneth W. Morge II
	Title:	Senior Vice President – Finance & Treasurer

[Signature Page to Third Amendment]